UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2021

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S Main St Mansfield, Pennsylvania	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-0444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to Articles of Incorporation
As described below in Item 5.07 of this Current Report on Form 8-K, on April 20, 2021, at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of Citizens Financial Services, Inc. (the “Company”) voted, among other things, to approve certain amendments to the Company’s Restated Articles of Incorporation (the “Articles of Incorporation”). The amendments approved by the Company’s shareholders were as follows:
•
to remove the limitation on the number of directors that can be added to the Board of Directors between elections of directors by the Company’s shareholders (such amendment, the “Board Composition Charter Amendment”);

•
to provide for the advancement of expenses by the Company to any director, officer, employee or agent of the Company with respect to any action, suit or proceeding that such person is made a party to by reason of the fact that he or she is or was a director, officer, employee or agent of the Company (such amendment, the “Expense Advancement Charter Amendment”); and

•
to provide that no merger, consolidation, liquidation or dissolution of the Company nor any action that would result in the sale or other disposition of all or substantially all of the assets of the Company shall be valid unless first approved by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on the matter (such amendment, the “Extraordinary Transaction Approval Charter Amendment”).

The foregoing descriptions of the Board Composition Charter Amendment, the Expense Advancement Charter Amendment and the Extraordinary Transaction Approval Charter Amendment (collectively, the “Amendments”) do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendments, which are attached to this report as Exhibit 3.1 and are incorporated herein by reference.
The Amendments became effective upon the filing and acceptance of the Amendments with the Pennsylvania Department of State on April 23, 2021.
Item 5.07.                          Submission of Matters to a Vote of Security Holders.
On April 20, 2021, the Company held its Annual Meeting at which the Company’s shareholders considered the following proposals: (i) to elect four Class 1 directors; (ii) to ratify the appointment of S.R. Snodgrass, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the year ending December 31, 2021; (iii) to vote on a non-binding advisory vote on the compensation of the Company’s named executive officers; (iv) to approve the Board Composition Charter Amendment; (v) to approve the Expense Advancement Charter Amendment; and (vi) to approve the Extraordinary Transaction Approval Charter Amendment. The proposals are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the SEC on March 11, 2021. The final results for the votes regarding each proposal are set forth below.

Election of Class 1 Directors

The following persons were duly elected as Class 1 directors:
	Robert W. Chappell	Roger C. Graham, Jr.	E. Gene Kosa	R. Joseph Landy
For	2,949,936	2,957,909	2,954,634	2,937,981
Withheld	71,540	63,567	66,842	83,495
Broker Non-Votes	238,718	238,718	238,718	238,718

Ratification of S.R. Snodgrass, P.C., as the Company’s Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s shareholders ratified the appointment of S.R. Snodgrass, P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
3,239,277	9,127	11,790	⸻

Advisory Vote to Approve Named Executive Officer Compensation
At the Annual Meeting, the Company’s shareholders approved, by non-binding advisory vote, the compensation paid to the Company’s named executive offices. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,791,399	110,228	119,849	238,718

Board Composition Charter Amendment
At the Annual Meeting, the Company’s shareholders voted to approve the Board Composition Charter Amendment, as described above in Item 5.03 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,640,139	338,678	42,659	238,718

Expense Advancement Charter Amendment
At the Annual Meeting, the Company’s shareholders voted to approve the Expense Advancement Charter Amendment, as described above in Item 5.03 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,758,528	221,737	41,211	238,718

Extraordinary Transaction Approval Charter Amendment
At the Annual Meeting, the Company’s shareholders voted to approve the Extraordinary Transaction Approval Charter Amendment, as described above in Item 5.03 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,706,542	174,303	140,631	238,718

The results reported above are final voting results.

Item 7.01.                          Regulation FD Disclosure.
On April 20, 2021, Randall E. Black, the Company’s President and Chief Executive Officer, conducted a presentation at the Annual Meeting. A copy of the presentation is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 8.01.                          Other Events.
On April 26, 2021, the Company issued a press release related to the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01.                          Financial Statements and Exhibits
(d)            Exhibits
Exhibit Number	Description
3.1	Articles of Amendment to the Restated Articles of Incorporation of Citizens Financial Services, Inc.
99.1	Investor Presentation, dated April 20, 2021
99.2	Press Release, dated April 26, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date: April 26, 2021	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer